First Quarter 2020   Investor Presentation   April 29, 2020

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Important Notices   This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), a publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes and is being   furnished in connection with Annaly’s First Quarter 2020 quarterly report. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an   offer to buy, any security or instrument. Annaly is not a registered investment adviser. Annaly is managed by Annaly Management Company LLC ("AMCO"), a registered investment adviser. This presentation is   not a communication by AMCO and is not designed to maintain any existing AMCO client or investor or solicit new AMCO clients or investors.   Forward-Looking Statements   This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various   assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,”   “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to the Company’s future performance, macro outlook, the interest rate   and credit environments, tax reform, future opportunities and the anticipated Internalization. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors,   including, but not limited to, risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions; changes in   interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the   terms of any financing; changes in the market value of the Company’s assets; changes in business conditions and the general economy; the Company’s ability to grow our commercial real estate business; the   Company’s ability to grow its residential credit business; the Company’s ability to grow its middle market lending business; credit risks related to the Company’s investments in credit risk transfer securities,   residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights; the Company’s   ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting the Company’s business; the Company’s ability to maintain its qualification as a REIT for   U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940, as amended; and risks and uncertainties associated with the   Internalization, including but not limited to the occurrence of any event, change or other circumstances that could give rise to the termination of the Internalization Agreement; the outcome of any legal   proceedings that may be instituted against the parties to the Internalization Agreement; the inability to complete the Internalization due to the failure to satisfy closing conditions or otherwise; risks that the   Internalization disrupts the Company’s current plans and operations; the impact, if any, of the announcement or pendency of the Internalization on the Company’s relationships with third parties; and the amount   of the costs, fees, expenses charges related to the Internalization; and the risk that the expected benefits, including long-term cost savings, of the Internalization are not achieved. For a discussion of the risks and   uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly   Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect   the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law.   We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material information, for complying with our disclosure   obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to   monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our   website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The   information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document.   Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you   should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential   investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to   any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained   herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates.   Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any   responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based   economic, market or political conditions and should not be construed as research or investment advice.   Non-GAAP Financial Measures   This presentation includes certain non-GAAP financial measures, including core earnings excluding the premium amortization adjustment (“PAA”). We believe the non-GAAP financial measures are useful for   management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S.   generally accepted accounting principles (“GAAP”). In addition, we may calculate non-GAAP metrics, such as core earnings (excluding PAA), or the PAA, differently than our peers making comparative analysis   difficult. Please see the section entitled “Non-GAAP Reconciliations” in the attached Appendix for a reconciliation to the most directly comparable GAAP financial measures.   2

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   The diversification, scale and liquidity of Annaly’s complementary investment businesses provide   a broad range of opportunities in today’s markets   Annaly is a Leading Diversified Capital Manager   Source: Company filings. Financial data as of March 31, 2020. Employee composition as of December 31, 2019.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   93%   of Total Assets Comprised of   Liquid Agency MBS(1)   Evolved & Evolving   38 Distinct Investment   Options & Counting   ESG Focus   Robust   Corporate Responsibility   & Governance   ~$13 billion   Permanent Capital(2)   4 Investment Strategies   Agency, Residential Credit,   Commercial Real Estate   & Middle Market Lending   ~180   Talented Professionals   $3 billion   Combined Deal Value of   Transformational Acquisitions(4)   $20 billion   Common and Preferred   Dividends Declared(3)   3

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   We are committed to supporting our operations, employees and communities through these unprecedented times   How Annaly is Navigating the COVID-19 Pandemic   4   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Supporting our Operations and Employees    100% of our employees are working from home    Utilized the Company’s well-established, and routinely   tested, Business Continuity Planning (“BCP”) process   – Our BCP has been designed to ensure continued,   effective operations through a variety of scenarios   including natural disasters and disease pandemics    Enhanced technology and video conferencing to support   operational efficiencies    Management’s Enterprise Risk Committee has oversight   of cybersecurity    Increased firm-wide internal communication through a   variety of mediums to facilitate staff connectivity    Company-sponsored stipend to employees for upgrades   to home workstations    Telemedicine benefits available to employees to better   meet their health needs   Supporting our Communities    Our thoughts are with those impacted by the COVID-19   pandemic    A sincere thank you to the healthcare workers and first   responders who selflessly risk their health to protect ours    Annaly, together with our Management team members   personally, is proud to have pledged financial resources   to non-profit organizations that align with our business   mission as part of our corporate philanthropy program   – Housing and shelter-related organizations   – Food access and workforce development for   vulnerable populations    Employee-matching program to provide additional   support for donations to COVID-19 relief efforts   “…the best-run companies do more. They put the   customer first and invest in their employees and   communities”   – Business Roundtable(1)

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   $(2.57) | $0.21   First Quarter 2020 Financial Highlights   Source: Company filings. Financial data as of March 31, 2020, unless otherwise noted. * Represents a non-GAAP financial measure; see Appendix.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   $0.25   $7.50 19.7%   $99.3bn   $12.7bn   Earnings &   Book Value   Investment   Portfolio   Financing,   Liquidity &   Hedging   Earnings (Loss) per Share Dividend per Share Net Interest Margin   (ex. PAA)*   Book Value per Share Dividend Yield(1)   Core   (ex. PAA)*GAAP   Total Portfolio(2)   Total Stockholders’ Equity   Net Interest Margin   Capital Allocation(3) Average Yield on Interest   Earning Assets (ex. PAA)*   5   1.49%   0.18%   Q4 2019 Q1 2020   1.41%   1.18%   Q4 2019 Q1 2020   3.25%   2.91%   Q4 2019 Q1 2020   Agency   75%   AMML   11%   ARC   6%   ACREG   8%   Credit   25%   $4.6bn   of cash and   unencumbered   Agency MBS   $6.9bn   of total unencumbered   assets   $17bn   Hedge portfolio,   reduced from $85bn as   of Q4’19 given the   market rally; duration   gap of 0.7 years as of   Q1’20   Liquidity Position Total Hedge Portfolio(4) Average Economic   Cost of Funds*(6)   Economic Leverage* Hedge Ratio(5)   7.2x   6.8x   Q4 2019 Q1 2020   75%   19%   Q4 2019 Q1 2020   2.01%   1.91%   Q4 2019 Q1 2020

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Annaly has made a series of announcements since the beginning of Q1 2020 that demonstrate our leadership,   commitment to robust governance and continued transparency for our shareholders   Recent Announcements   6   Note: For more information and to review the complete Press Releases referenced above, please visit www.annaly.com/investors.   Internalization Update for Shareholders   “…We are excited to continue delivering   market-leading performance for Annaly’s   shareholders as an internally-managed   REIT. This decision is a logical next step   in the series of measures Annaly has   implemented as a leader in our industry   from a governance standpoint. We believe   this change will provide Annaly with   enhanced flexibility and resources to   create value for our shareholders over the   long term.”   – Glenn Votek   Senior Advisor & Director   Former Interim CEO & President   Announces Agreement to   Internalize Management   February 12, 2020   Appointment of New CEO   “We have a more than twenty-year track   record managing Agency MBS, interest   rate, short-term financing and credit risk   over many cycles. The size of our capital   base and deep financing relationships,   along with our measured decisions with   respect to managing the composition of   our portfolio and risk profile, have been   critical to our ability to successfully   navigate through environments like the   one we face today.”   – David Finkelstein   CEO & CIO   Issues Letter to Shareholders   April 7, 2020   “The Board is pleased to have selected   David as Annaly’s CEO given his deep   investment and operational expertise,   strategic orientation and embodiment of   Annaly’s values and unique culture.   David is recognized as a leading voice of   the Company and will leverage his   extensive markets and policy experience in   guiding Annaly in his new role.”   – Michael Haylon   Chair of the Board   Names David L. Finkelstein   Chief Executive Officer   March 16, 2020

Market Environment & Annaly Positioning

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   The Federal Reserve and Congress have provided unprecedented stimulus measures to soften the adverse   economic impact of the COVID-19 pandemic   Monetary and Fiscal Policy Response   8   Source: Haver Analytics, Federal Reserve, Annaly Calculations. Data as of April 22, 2020.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Policy makers step in    The Fed has enacted accommodative   measures more rapidly and broadly   than during the 2008 Financial Crisis:   – Cut the Fed Funds Target Range by   150bps to zero   – Added liquidity through repo   operations, USD swaps, lending   programs   – Purchased U.S. Treasuries and   Agency MBS at record pace   – Established numerous facilities to   support credit intermediation in   various markets    Congress has passed four rounds of   stimulus thus far   – Expanded fiscal spending at fastest   pace in 75 years   – Designed to help consumers and   businesses deal with the economic   shock from virus related closures   The Fed cut rates to the zero lower bound and expanded balance sheet…   … by buying assets and providing loans and liquidity   0%   4%   8%   12%   16%   20%   24%   28%   32%   0%   1%   2%   3%   4%   5%   6%   7%   8%   2000 2003 2006 2009 2012 2015 2018 2021   Recession   Fed Funds Target (lhs)   Fed Assets as%age of GDP (rhs)   Fed Funds Target Rate, % (lhs) vs. Fed Balance Sheet as Share of GDP(1), % (rhs)   -$50   $50   $150   $250   $350   $450   Sept   '19   Dec   '19   Mar   '20   Treasuries MBS   Weekly Change in Fed Security Holdings(2), $ billion   -$50   $50   $150   $250   $350   $450   Sept   '19   Dec   '19   Mar   '20   Liquidity Loans   Weekly Change in Fed Assets(3), $ billion

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   The large amount of Fed purchases has meaningfully improved MBS market technicals   Fed Purchases Impact on MBS Market   9   Source: JP Morgan Chase, Federal Reserve Bank of NY, eMBS, Annaly Calculations. Data as of April 24, 2020.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Improved the supply/demand outlook    The economic downturn and sizeable   Federal Reserve MBS purchases have   changed the supply/demand outlook   – Net supply will likely be lower than   anticipated, given reduced housing   turnover and slower home price   appreciation   – Fed shifted from largest seller in the   market (via runoff) to largest buyer;   net supply to private investors is now   sharply negative   Removed the fastest prepaying securities    Given the Fed’s purchases occur in the   TBA market, the purchases improve the   collateral available to private investors    We estimate the Fed has purchased up to   one half of MBS securities currently not   permanently locked up in investor   portfolios (“float”)    These purchases remove the fastest   paying securities with the most negative   convexity from the market making the   remaining securities available more   attractive to investors   Has benefitted the MBS market    Fed purchases immediately benefitted   TBA collateral, which tightened spreads   meaningfully    Repo financing for MBS specified pools is   widely available    Investors have begun to gravitate   towards specified pools in Q2, which   provide more stable cash flows than TBA   collateral    While pools lagged initial tightening of   TBA, we have seen performance of pools   improve relative to TBAs   0   20   40   60   80   100   120   140   2/28 3/20 3/31 4/24   2.5% TBA   3.0% HLB   Libor OAS(3), bps   (As of January)(Pre Q1)   $300   $440 $420   $490   ($450)   2017 2018 2019 2020F 2020F   Revised   (A) Net Supply   (B) Fed Runoff   (A+B) Net to Private Investors   Est. Agency MBS Net Supply(1), $ billion   62% 16%   9% 8% 4%   $0   $50   $100   $150   $200   $250   $300   $350   2.5 3.0 3.5 4.0 4.5   Outstanding   Fed Settlements   Fed Purchases Relative to Tradeable 30-year   UMBS(2), $ billion

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   With coordinated fiscal and monetary policy support, asset and financing markets have improved since   mid-March and while challenges remain, we see positive tailwinds for investing in Agency MBS   The Interest Rate Risk Outlook Has Improved   10    The monetary stimulus measures, combined   with the Fed’s ongoing support through the   economic recovery, has engineered a   backdrop of more muted volatility    Overseas demand for   Agency MBS, which   has been strong over   recent years, to   remain supportive in   light of depressed   global interest rate   environment    The Fed’s asset purchases   have led to a reversal of the   March Agency MBS spread   widening; market liquidity, supply   outlook and float have improved    Rare and swift inter-meeting rate   cuts (150bps), coupled with guidance   of continued low interest rates for   many months, have anchored the   front end of the yield curve and   significantly reduced funding   rates    The March selloff in   Agency MBS was driven   by liquidity concerns and   unrelated to underlying   fundamentals; current   returns remain relatively   attractive    Long rates are subject to   current risk aversion and could   drive a steeper yield curve in   an environment of economic   recovery, normalizing inflation   expectations and heavy debt issuance

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Annaly’s credit businesses have manageable exposure to industries and asset classes most heavily-affected   by the COVID-19 Pandemic   Annaly’s Credit Businesses are Well-Positioned to Weather Current Volatility   11   Source: Company filings. Financial data as of March 31, 2020, unless otherwise noted.   Note: Reflects certain characteristics of Annaly's current investment portfolio and is not representative of the entire investment portfolio. There is no guarantee that the current investment portfolio will include or   exclude these characteristics in the future. Percentages may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Residential   Credit   Assets|$2.6bn(1)   Capital|$0.6bn(2)   Commercial   Real Estate   Assets|$2.6bn(1)   Capital|$0.9bn(2)   Middle   Market   Lending   Assets|$2.2bn   Capital|$1.2bn(2)   Current Investment Portfolio Characteristics   Whole loan portfolio is 100% invested in 1st   lien, performing loans with high quality   borrowers: 67% avg LTV and 750+ FICO(3)   Securities credit portfolio is mostly   multifamily and office SASB bonds   No ground-up construction, land   loans or condo exposure in direct loan   bookThe majority of the equity portfolio contains   necessity-based real estate (grocery-anchored   shopping centers, healthcare and net lease   assets)   Limited future funding obligations   No single-family rental, fix & flip,   rehab or construction loan exposure   90% of direct loan book comprised of   senior loans   Negligible NPL/RPL loan positions(4)   Relatively low CRT exposure   (~$225mm)67% less levered than peers   (5)   100% invested in floating rate senior-   secured loans backed by top tier private   equity sponsors(6)   100% invested in North American middle   market companies with non-cyclical,   defensive and non-discretionary businesses   No venture lending investments   Minimal use of third-party leverage in   comparison to BDC peers   Avoid exposure to oil & gas, leisure,   travel, hotel, gaming, restaurant, retail,   and auto sectors   Limited exposure to energy markets   and hospitality sector   Securities portfolio largely comprised of   seasoned and investment grade assets   90% of the portfolio deemed “essential   businesses” that are continuing to operate(7)   Assets (1)   Residential Credit, 3%   Commercial Real Estate, 3%   Middle Market Lending, 2%   Agency MBS   93%

Business Update

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Annaly Investment Strategies   Source: Bloomberg and Company filings. Financial data as of March 31, 2020. Market data as of April 15, 2020.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Represents credit business   The Annaly Middle Market Lending Group provides   financing to private equity backed middle market   businesses across the capital structure   The Annaly Commercial Real Estate Group originates and   invests in commercial mortgage loans, securities and other   commercial real estate debt and equity investments   The Annaly Residential Credit Group invests in Non-   Agency residential mortgage assets within the   securitized product and whole loan markets   The Annaly Agency Group invests in Agency MBS   collateralized by residential mortgages which are   guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae   Assets(1) $92.0bn   Capital(2) $8.3bn   Sector Rank(3) #1/8   Strategy Countercyclical / Defensive   Assets(1) $2.6bn   Capital(2) $0.6bn   Sector Rank(3) #8/14   Strategy Cyclical / Growth   Assets(1) $2.6bn   Capital(2) $0.9bn   Sector Rank(3) #8/17   Strategy Cyclical / Growth   Assets $2.2bn   Capital(2) $1.2bn   Sector Rank(3) #9/45   Strategy Non-Cyclical / Defensive   Assets: $99.3bn(1)   GAAP Book Equity:   $12.7bn   13

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Source: Company filings. Financial data as of March 31, 2020.   Note: Portfolio data as of quarter end for each respective period.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Strategic Approach Market Trends   Agency MBS spreads have rebounded post Fed intervention, though headwinds remain   Agency | Business Update    Annaly’s Agency Portfolio is made up of high quality and relatively   liquid securities, including specified pools, TBA, ARMs and derivatives    Portfolio benefits from in-house proprietary analytics that identify   emerging prepayment trends and aid in accurately estimating cash flows    Diversified portfolio construct enhances total return profile while   duration and convexity risks are hedged to protect book value across   various interest rate and spread environments    Annaly’s Agency team has access to traditional wholesale repo and   proprietary broker-dealer repo    We remain constructive on Agency MBS spreads given the extensive   intervention by the Federal Reserve in financial markets and the new   supply/demand dynamic estimated to prevail for the remainder of 2020    Although there are capacity constraints on the originator side, the speed   outlook remains challenged by both low rates in the immediate term and   forbearance actions extended by the GSEs in the longer term    MBS repo markets have been relatively stable amid the added liquidity   from the Federal Reserve, we have shortened our repo term given the   abrupt shift in the market   Agency Portfolio Detail   Assets Funding(2)Hedges(1)   14   0%   25%   50%   75%   100%   2017 2018 2019 2020   Pools TBA   Specified Pools and TBA Holdings, %   2020   0%   25%   50%   75%   100%   2017 2018 2019 2020   Swaps Swaptions Futures   Agency Hedging Composition, %   20   0%   25%   50%   75%   100%   2017 2018 2019 2020   Within 30 30-120 days Over 120   Agency Funding Composition, %   2020

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   3.5%   23%   4.0%   28%   >=4.5%   27%   3.0%   9%   <=2.5%   7%   <=2.5%   1%   3.0%   2%   3.5%   2%   >=4.0%   1%   Agency | Portfolio Summary   Note: Data as of March 31, 2020. Percentages based on fair market value and may not sum to 100% due to rounding.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.    Annaly Agency Portfolio: $92.0 billion in assets at the end of Q1 2020, a decrease of 24% from Q4 2019 given de-levering amid the   COVID-19 pandemic    Asset reduction in Q1 2020 was primarily in our pool position, with additional sales in ARMs and DUS   – The majority of pool sales were concentrated in generic pools, resulting in a current profile composed almost entirely of pools   positioned in securities with attractive convexity profiles including seasoning, loan balance, low FICO and high LTV stories    The portfolio mix continues to be predominately concentrated in 30-year fixed rate securities    Portfolio profile shifted down in coupon over the course of the quarter, with a reduction in 30-year 3% through 4% and additions of   30-year 2.5% and 2.0%   Total Dedicated Capital: $8.3 billion(1)   Asset Type(1) Pass Through Coupon Type(2) Portfolio Quality(3)   30Yr+:   94%   15 & 20Yr:   6%   15   ARM/HECM   1%   DUS   2%   IO/IIO/CMO/MSR   1% 15yr   2%   20yr   3%   30yr   91%   High   Quality   Spec   47%   Med Quality   Spec   37%   40+   WALA   15%   Generic   1%

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Strategic Approach   Annaly’s Residential Credit strategy was actively managed throughout the market volatility   Residential Credit | Business Update    A conservative portfolio stance cushioned volatility in the portfolio   into the market dislocation   – Seasoned Legacy portfolio   – 50% of the securities portfolio invested in investment grade assets,   excluding Legacy, to start the quarter   – Small percentage of portfolio dedicated to CRT    Prudent planning of loan pipeline and securitization cadence   including two securitizations ahead of the market volatility    Meticulous attention to credit and layered risk on borrower profiles   within the whole loan portfolio   Source: Company filings. Financial data as of March 31, 2020.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Portfolio Evolution(1)   Market Trends    Significant disruption late in Q1 with both asset prices and liquidity   under pressure    Market stabilization occurred post quarter end, however levels are   still wider than pre-virus    Whole loan securitization market has halted and re-pricing of loans   has occurred as well, leading to originator and aggregator   shutdowns, both permanent and temporary    Market participants are poised to evaluate market fundamentals post   crisis, including forbearance effects   16   0%   25%   50%   75%   100%   Q4 Q4 Q4 Q4 Q1 Q2 Q3 Q4 Q1   2015 2016 2017 2018 2019 2020   Whole Loans Prime/Alt-A/Subprime Prime Jumbo NPL/RPL CRT   Residential Credit Portfolio Evolution, %   Annaly Securitization History   $394 $384 $375 $383 $384 $388   $463 $465 $468   $327   0   100   200   300   400   500   Mar Aug Oct Jan Apr Jun July Oct Jan Feb   2018 2019 2020   Investor Expanded Prime Seasoned ARMs   Annaly Securitizations, $mm

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Residential Credit | Portfolio Summary   Note: Data as of March 31, 2020, unless otherwise noted. Portfolio statistics and percentages are based on fair market value and reflect economic interest in securitizations. Prime Jumbo and Prime classifications   include the economic interest of certain positions that are classified as Residential Mortgage Loans within our Consolidated Financial Statements. Percentages may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Annaly Residential Credit Portfolio: $2.6 billion in assets at the end of Q1 2020, comprised of a $1.3 billion securities portfolio and a   $1.3 billion whole loan portfolio    Two OBX securitizations closed during the quarter, a $375 million Agency Investor deal and a $468 million Expanded Prime   transaction, representing our ninth and tenth securitizations, respectively, since the beginning of 2018    Given the de-levering occurring more broadly in the sector, we strategically sold bonds across all residential credit securities sectors   during the quarter    The loan portfolio is conservatively positioned as it consists of 100% 1st lien, new origination collateral with strong credit   characteristics (762 Original FICO, 67% LTV, 37% DTI)   Total Dedicated Capital: $0.6 billion   Sector Type(1)(2) Coupon Type(1) Effective Duration(1)   17   Agency   CRT   8%   Private Label   CRT   1%   Prime   28%   Alt A   3%Subprime   5%RPL   4%   Prime Jumbo   3%   Prime Jumbo IO   <1%   WL   48%   <2 yrs   24%   2-3 yrs   17%   3-4 yrs   15%   4-5 yrs   12%   >5 yrs   32%   Fixed   65%   Fixed Duration   <2yrs   1%   Floating   15%   ARM   12%   IO   7%

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Commercial Real Estate | Business Update   Source: Company filings. Financial data as of quarter end for each respective period.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Sample Transactions From Q1 2020(3)   Vivian Apartments    $28mm floating rate loan    Chicago, IL    160-unit newly renovated multifamily property    76% LTV   Diamond Oaks Village    $33mm floating rate loan    Bonita Springs, FL    160-unit newly built luxury Active Adult   multifamily community    70% LTV   Rancho Vista Corporate Center    $112mm floating rate loan    Rancho Bernardo, CA    67.5-acre office and R&D campus    59% LTV   Strategic Approach Portfolio Evolution (1)    Cautious approach to new investments; premium on cash flow and   downside protection    Dedicated senior investment professionals with broad direct sourcing   capabilities across investment and property types, and spanning the   capital structure    Utilize credit intensive investment process and long established   relationships with top sponsors, major banks, leading national   commercial brokerage firms and best-in-class operating partners    Maintain a diversity of funding sources for optimal execution   Institutional commercial real estate platform with thoughtful and sustained exposure to investment   options that span the capital structure   Q1 2015   $1.5bn capital   9.8% levered return(2)   $0.9bn capital   11.2% levered return(2)   Q1 2020   18   27%   31%   22%   20%   0%   50%   100%   Whole Loan Mezzanine   Equity CMBS   21%   14%   39%   26%   0%   50%   100%   Whole Loan Mezzanine   Equity CMBS

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Commercial Real Estate | Portfolio Summary    Annaly Commercial Real Estate Portfolio: $2.6 billion(1) in assets at the end of Q1 2020, reflecting a decrease of 3% from Q4 2019    Navigated the market environment through prudent new investment origination and capital preservation through asset sales and   borrower payoffs    $172 million of new investment activity    $211 million of payoffs/sales    Evaluating new opportunities very selectively given market disruption   Total Dedicated Capital: $0.9 billion   Asset Type(2) Sector Type(2) Geographic Concentration(2)(6)   Note: Data as of March 31, 2020. Portfolio statistics and percentages are based on fair market value and reflect economic interest in securitizations. Percentages may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   19   AAA CMBS   1%   Credit   CMBS   25%   Mezzanine   8%   Whole   Loan(5)   21%   Equity   36%   ESG(4)   3%   Other(3)   6%   Hotel   5% Healthcare   10%   Industrial   2%   Multifamily   11%   Other   10%   Office   27%   Retail   35%   TX   14%   VA   13%   CA   12%   NY   11%   DC   8%   FL   6%   Other   36%

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Strategic Approach   AMML’s recent portfolio activity has been driven by growth from within our portfolio as opposed to the   rapid addition of new borrowers   Middle Market Lending | Business Update    Execute on a disciplined credit focused investment strategy   comprised predominantly of 1st and 2nd lien loans    Maintain strong relationships with top quartile U.S. based private   equity firms to generate repeat deal flow    Experienced investment team with a history of allocating capital   through multiple economic cycles    Utilize a credit intensive investment process and long-established   relationships to build a defensive portfolio with a stringent focus on   non-discretionary, niche industries    Deal types include leveraged buyouts, acquisition financing,   refinancings and recapitalizations   Source: Company filings. Financial data as of year end for each respective period unless otherwise noted. Current portfolio data as of March 31, 2020.   Detailed endnotes, additional important disclosures and a glossary of defined terms are included at the end of this presentation.   Portfolio Evolution   AMML by the Numbers   Current Portfolio   32   Private Equity   Sponsors   $44mm   Avg. Investment   Size(1)   51   Portfolio   Borrowers   $88mm   Avg. EBITDA at   Underwriting   0.7x   Leverage on   Portfolio(2)   5.2% / 8.4%   Weighted Avg.   1st/2nd Lien LIBOR   Spread   20   $118 $166   $489   $773   $1,011   $1,887   $2,145 $2,150   –   $500   $1,000   $1,500   $2,000   $2,500   2013 2014 2015 2016 2017 2018 2019 Q1 2020   A   ss   et   s   ($   m   m   )   1st Lien 2nd Lien Bonds/Sub Debt   (3)

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   18%   13%   7%   6%   6%5%   5%   40%   Middle Market Lending | Portfolio Summary   Note: Data as of March 31, 2020. Percentages based on amortized cost and may not sum to 100% due to rounding.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Annaly Middle Market Lending Portfolio: $2.2 billion(1) in assets at the end of Q1 2020, relatively flat compared to Q4 2019    AMML’s portfolio is positioned to withstand the near-term effects caused by COVID–19, the cascading effects of OPEC+, U.S. dollar   strength, and short-term funding volatility across markets, through portfolio characteristics including the following:   – Concentrated approach avoiding exposure to sectors such as oil & gas, leisure, travel, hotel, gaming, restaurants, retail and auto   – Essential nature of our borrowers’ businesses that continue to operate based on critical infrastructure   – Borrowers with limited reliance on foreign or physical supply chains   – U.S. centric portfolio with dollar driven revenues, cash flows and debt    Evaluating new opportunities very selectively and cautiously given market environment   Total Dedicated Capital: $1.2 billion   Lien Position(2) Industry(3) Loan Size(4)   Computer Programming & Data Processing Management & Public Relations Services   Chemicals & Chemical Preparations   Engineering, Architectural, & Surveying   Metal Cans & Shipping Containers Other   Public Warehousing & Storage   Miscellaneous Business Services   21   1st Lien   70%   2nd Lien   30%   $0mm -   $20mm   11%   $20mm -   $40mm   22%   $40mm -   $60mm   18%   $60mm+   49%

Financial Highlights and Trends

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Financial Highlights and Trends   Unaudited   * Represents a non-GAAP financial measure; see Appendix.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   23   For the quarters ended   3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019   GAAP net income (loss) per average common share(1) ($2.57) $0.82 ($0.54) ($1.24) ($0.63)   Core earnings (excluding PAA) per average common share*(1) $0.21 $0.26 $0.21 $0.25 $0.29   Dividends declared per common share $0.25 $0.25 $0.25 $0.25 $0.30   Book value per common share $7.50 $9.66 $9.21 $9.33 $9.67   Annualized GAAP return (loss) on average equity (102.17%) 31.20% (19.32%) (45.13%) (22.72%)   Annualized core return on average equity (excluding PAA)* 9.27% 10.56% 8.85% 9.94% 11.59%   Net interest margin(2) 0.18% 1.49% 0.48% 0.58% 0.79%   Average yield on interest earning assets(3) 1.91% 3.53% 2.89% 3.03% 3.15%   Average GAAP cost of interest bearing liabilities(4) 1.86% 2.17% 2.58% 2.71% 2.71%   Net interest margin (excluding PAA)(2)* 1.18% 1.41% 1.10% 1.28% 1.51%   Average yield on interest earning assets (excluding PAA)(3)* 2.91% 3.25% 3.26% 3.48% 3.45%   Average economic cost of interest bearing liabilities(4)* 1.91% 2.01% 2.28% 2.41% 2.15%   Leverage, at period-end(5) 6.4x 7.1x 7.3x 7.2x 6.1x   Economic leverage, at period-end(6)* 6.8x 7.2x 7.7x 7.6x 7.0x   Credit portfolio as a percentage of stockholders' equity(7) 25% 26% 23% 22% 24%

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Financial Highlights and Trends (cont’d)   Unaudited, dollars in thousands   24   For the quarters ended   3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019   Agency mortgage-backed securities $78,456,846 $112,893,367 $114,462,524 $118,202,040 $103,093,526   Credit risk transfer securities 222,871 531,322 474,765 491,969 607,945   Non-Agency mortgage-backed securities 585,954 1,135,868 1,015,921 1,097,752 1,116,569   Commercial mortgage-backed securities 91,925 273,023 140,851 135,108 175,231   Total securities $79,357,596 $114,833,580 $116,094,061 $119,926,869 $104,993,271   Residential mortgage loans $1,268,083 $1,647,787 $1,219,402 $1,061,124 $1,311,720   Commercial real estate debt and preferred equity 649,843 669,713 611,429 623,705 722,962   Corporate debt 2,150,263 2,144,850 2,115,783 1,792,837 1,758,082   Loans held for sale - - - 68,802 86,560   Total loans, net $4,068,189 $4,462,350 $3,946,614 $3,546,468 $3,879,324   Mortgage servicing rights $280,558 $378,078 $386,051 $425,328 $500,745   Agency mortgage-backed securities transferred or pledged to securitization vehicles $1,803,608 $1,122,588 $0 $0 $0   Residential mortgage loans transferred or pledged to securitization vehicles 3,027,188 2,598,374 2,376,731 2,106,981 1,425,668   Commercial real estate debt investments transferred or pledged to securitization vehicles 1,927,575 2,345,120 2,311,413 2,104,601 2,939,632   Commercial real estate debt and preferred equity transferred or pledged to securitization vehicles 913,291 936,378 - - -   Assets transferred or pledged to securitization vehicles $7,671,662 $7,002,460 $4,688,144 $4,211,582 $4,365,300   Real estate, net $751,738 $725,638 $725,508 $733,196 $734,239   Total residential and commercial investments $92,129,743 $127,402,106 $125,840,378 $128,843,443 $114,472,879

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   During Q1 2020, we recorded reserves of $136.7 million (4% of ACREG and AMML’s funded loan portfolio), which was largely   driven by adoption of the new CECL accounting standard and COVID-19–related adverse economic scenario forecasting   Financial Highlights and Trends (cont’d)   25   Note: Data as of March 31, 2020.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.    Current Expected Credit Losses   (“CECL”) accounting standard   requires estimation of expected losses   over a loan’s remaining maturity    Total loans in scope of CECL (ACREG   and AMML) represent 4% and 3% of   Annaly’s total assets as of March 31,   2020 and December 31, 2019,   respectively    Upon adoption of CECL accounting   standard on 1/1/20 recorded $37.4   million of general reserves on funded   loans(4)    During Q1 2020, management   recorded $99.3 million in additional   reserves related to COVID-19 impacts,   including changes to economic   forecasts    Economic forecasts reflect   assumptions for significantly   increased unemployment levels and a   decrease in CRE values compared to   Q4 2019   CommentaryCredit Reserves on Funded Loan Portfolio   ($mm)   12/31/19   Specific   Reserves   1/1/20   CECL   Adoption   Q1 2020   Reserve   Buildup   3/31/20   Cumulative   Reserves(1)   3/31/20   Loan Carrying   Value   ACREG $12.7 $7.8 $75.3 $95.8 $1,563.1   AMML 7.4 29.6 24.0 61.0 2,150.3   Total $20.1 $37.4 $99.3 $156.8 $3,713.4   % of Loan Balance(2) 0.53% 0.99% 2.67% 4.07%   $5.7   $0.0 $3.5   $7.4   $99.3   $0.0   $25.0   $50.0   $75.0   $100.0   Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20   ($mm)   Loan Loss Provision   Income Statement Summary(3)

Appendix: Non-GAAP Reconciliations

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations   Core earnings (excluding PAA), a non-GAAP measure, is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and   CMBX coupon income, (c) realized amortization of MSRs, (d) other income (loss) (excluding depreciation and amortization expense on real estate   and related intangibles, non-core income allocated to equity method investments and other non-core components of other income (loss)), (e)   general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax   effect of non-core income (loss) items) and excludes (g) the premium amortization adjustment representing the cumulative impact on prior   periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency   mortgage-backed securities ("PAA").   27

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations (cont’d)   * Represents a non-GAAP financial measure.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Unaudited, dollars in thousands except per share amounts   To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures   should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor   understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers.   Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below and on the next page.   28   For the quarters ended   3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019   GAAP to Core Reconciliation   GAAP net income (loss) ($3,640,189) $1,209,742 ($747,169) ($1,776,413) ($849,251)   Net income (loss) attributable to non-controlling interests 66 68 (110) (83) (101)   Net income (loss) attributable to Annaly (3,640,255) 1,209,674 (747,059) (1,776,330) (849,150)   Adjustments to excluded reported realized and unrealized (gains) losses:   Realized (gains) losses on termination of interest rate swaps 397,561 4,615 682,602 167,491 588,256   Unrealized (gains) losses on interest rate swaps 2,827,723 (782,608) 326,309 1,276,019 390,556   Net (gains) losses on disposal of investments (206,583) (17,783) (66,522) 38,333 93,916   Net (gains) losses on other derivatives (206,426) 42,312 16,888 506,411 115,159   Net unrealized (gains) losses on instruments measured at fair value through earnings 730,160 5,636 1,091 4,881 (47,629)   Loan loss provision(1) 99,993 7,362 3,504 - 5,703   Adjustments to exclude components of other (income) loss:   Depreciation and amortization expense related to commercial real estate(2) 7,934 9,823 9,974 10,147 10,114   Non-core (income) loss allocated to equity method investments(3) 19,398 (3,979) 4,541 11,327 9,496   Adjustments to exclude components of general and administrative expenses and income taxes:   Transaction expenses and non-recurring items(4) 7,245 3,634 2,622 3,046 9,982   Income tax effect on non-core income (loss) items (23,862) (418) (2,762) (3,507) 726   Adjustments to add back components of realized and unrealized (gains) losses:   TBA dollar roll income and CMBX coupon income(5) 44,904 36,901 15,554 33,229 38,134   MSR amortization(6) (18,296) (22,120) (21,963) (19,657) (13,979)   Plus:   Premium amortization adjustment (PAA) cost (benefit) 290,722 (83,892) 117,152 139,763 81,871   Core Earnings (excluding PAA)* 330,218 409,157 341,931 391,153 433,155   Dividends on preferred stock(7) 35,509 35,509 36,151 32,422 32,494   Core Earnings (excluding PAA) attributable to common shareholders * $294,709 $373,648 $305,780 $358,731 $400,661   GAAP net income (loss) per average common share(8) ($2.57) $0.82 ($0.54) ($1.24) ($0.63)   Core earnings (excluding PAA) per average common share(8)* $0.21 $0.26 $0.21 $0.25 $0.29   Annualized GAAP return (loss) on average equity (102.17%) 31.20% (19.32%) (45.13%) (22.72%)   Annualized core return on average equity (excluding PAA)* 9.27% 10.56% 8.85% 9.94% 11.59%

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Non-GAAP Reconciliations (cont’d)   * Represents a non-GAAP financial measure.   Detailed endnotes and a glossary of defined terms are included at the end of this presentation.   Unaudited, dollars in thousands   29   For the quarters ended   3/31/2020 12/31/2019 9/30/2019 6/30/2019 3/31/2019   Premium Amortization Reconciliation   Premium amortization expense $616,937 $171,447 $376,306 $318,587 $247,446   Less:   PAA cost (benefit) 290,722 (83,892) 117,152 139,763 81,871   Premium amortization expense (excluding PAA) $326,215 $255,339 $259,154 $178,824 $165,575   Interest Income (excluding PAA) Reconciliation   GAAP interest income $555,026 $1,074,214 $919,299 $927,598 $866,186   PAA cost (benefit) 290,722 (83,892) 117,152 139,763 81,871   Interest income (excluding PAA)* $845,748 $990,322 $1,036,451 $1,067,361 $948,057   Economic Interest Expense Reconciliation   GAAP interest expense $503,473 $620,058 $766,905 $750,217 $647,695   Add:   Net interest component of interest rate swaps(1) 13,980 (45,221) (88,466) (83,653) (134,035)   Economic interest expense*(1) $517,453 $574,837 $678,439 $666,564 $513,660   Economic Net Interest Income (excluding PAA) Reconciliation   Interest income (excluding PAA) $845,748 $990,322 $1,036,451 $1,067,361 $948,057   Less:   Economic interest expense*(1) 517,453 574,837 678,439 666,564 513,660   Economic net interest income (excluding PAA)*(1) $328,295 $415,485 $358,012 $400,797 $434,397   Economic Metrics (excluding PAA)   Average interest earning assets $116,063,895 $121,801,951 $127,207,668 $122,601,881 $109,946,527   Interest income (excluding PAA)* 845,748 990,322 1,036,451 1,067,361 948,057   Average yield on interest earning assets (excluding PAA)* 2.91% 3.25% 3.26% 3.48% 3.45%   Average interest bearing liabilities $107,029,466 $111,873,379 $116,391,094 $109,628,007 $95,529,819   Economic interest expense*(1) 517,453 574,837 678,439 666,564 513,660   Average economic cost of interest bearing liabilities(1) 1.91% 2.01% 2.28% 2.41% 2.15%   Economic net interest income (excluding PAA)*(1) $328,295 $415,485 $358,012 $400,797 $434,397   Net interest spread (excluding PAA)* 1.00% 1.24% 0.98% 1.07% 1.30%   Interest income (excluding PAA)* $845,748 $990,322 $1,036,451 $1,067,361 $948,057   TBA dollar roll income and CMBX coupon income(2) 44,904 36,901 15,554 33,229 38,134   Interest expense (503,473) (620,058) (766,905) (750,217) (647,695)   Net interest component of interest rate swaps (13,980) 45,221 88,466 83,653 134,035   Subtotal $373,199 $452,386 $373,566 $434,026 $472,531   Average interest earning assets $116,063,895 $121,801,951 $127,207,668 $122,601,881 $109,946,527   Average TBA contract and CMBX balances(2) 9,965,142 6,878,502 9,248,502 12,757,975 14,927,490   Subtotal $126,029,037 $128,680,453 $136,456,170 $135,359,856 $124,874,017   Net interest margin (excluding PAA)* 1.18% 1.41% 1.10% 1.28% 1.51%

Glossary and Endnotes

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Glossary   *Represents constituents as of April 15, 2020.   1. Consists of AGNC, AI, ANH, ARR, CMO, EARN and ORC.   2. Consists of ABR, ACRE, ARI, BRMK, BXMT, CLNC, GPMT, HCFT, KREF, LADR, LOAN, RC, SACH, STWD, TRTX and XAN.   3. Consists of AJX, CHMI, CIM, DX, IVR, MFA, MITT, NRZ, NYMT, PMT, RWT, TWO and WMC.   ACREG: Refers to Annaly Commercial Real Estate Group   Agency Peers: Represents companies comprising the Agency sector   within the BBREMTG Index*(1)   AMML: Refers to Annaly Middle Market Lending Group   ARC: Refers to Annaly Residential Credit Group   BBREMTG: Represents the Bloomberg Mortgage REIT Index*,   including Annaly   CECL: Refers Current Expected Credit Losses   Commercial Peers: Represents companies comprising the commercial   sector within the BBREMTG Index*(2)   CRE CLO: Refers to Commercial Real Estate Collateralized Loan   Obligation   CRT: Refers to Credit Risk Transfer Securities   ESG: Refers to Environmental, Social and Governance   Ginnie Mae: Refers to the Government National Mortgage Association   GSE: Refers to Government Sponsored Enterprise   Hybrid Peers: Represents companies comprising the hybrid sector   within the BBREMTG Index*(3)   Legacy: Refers to residential credit securities whose underlying   collateral was securitized prior to 2009   mREITs or mREIT Peers: Represents constituents of the BBREMTG   Index*, excluding Annaly   NIM: Refers to Net Interest Margin   Non-QM: Refers to a Non-Qualified Mortgage   OBX Securities: Refers to Onslow Bay Securities   TBA Securities: To-Be-Announced securities   Unencumbered Assets: Represents Annaly’s excess liquidity and   defined as assets that have not been pledged or securitized (generally   including cash and cash equivalents, Agency MBS, CRT, Non-Agency   MBS, residential mortgage loans, MSRs, reverse repurchase agreements,   CRE debt and preferred equity, corporate debt, other unencumbered   financial assets and capital stock)   31

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Endnotes   Page 3   1. Assets represent Annaly’s investments that are on balance sheet, net of securitized debt of consolidated   VIEs, as well as investments that are off-balance sheet in which the Company has economic exposure.   Assets include TBA purchase contracts (market value) of $13.1bn and CMBX derivatives (market value)   of $463.5mm and are shown net of securitized debt of consolidated VIEs of $6.4bn.   2. Permanent capital represents Annaly’s total stockholders’ equity as of March 31, 2020.   3. Data shown since Annaly’s initial public offering in October 1997 through April 15, 2020 and includes   common and preferred dividends declared.   4. Acquisitions include Annaly’s $876mm acquisition of CreXus Investment Corp. (closed May 2013),   $1,519mm acquisition of Hatteras Financial Corp. (closed July 2016) and $906mm acquisition of MTGE   Investment Corp. (closed September 2018).   Page 4   1. “Business Roundtable Redefines the Purpose of a Corporation to Promote ‘An Economy That Serves   All Americans’”; Business Roundtable Press Release; Tricia Griffith, President and CEO of Progressive   Corporation; August 19, 2019.   Page 5   1. Dividend yield is based on annualized Q1 2020 dividend of $0.25 and a closing price of $5.07 on March   31, 2020.   2. Total portfolio represents Annaly’s investments that are on balance sheet, net of securitized debt of   consolidated VIEs, as well as investments that are off-balance sheet in which the Company has   economic exposure. Assets include TBA purchase contracts (market value) of $13.1bn and CMBX   derivatives (market value) of $463.5mm and are shown net of securitized debt of consolidated VIEs of   $6.4bn.   3. Capital allocation for each of the four investment strategies is calculated as the difference between each   investment strategies’ assets and related financing. This calculation includes TBA purchase contracts   and excludes non-portfolio related activity and will vary from total stockholders’ equity.   4. Hedge portfolio excludes receiver swaptions.   5. Hedge ratio measures total notional balances of interest rate swaps, interest rate swaptions (excluding   receiver swaptions) and futures relative to repurchase agreements, other secured financing and cost   basis of TBA derivatives outstanding; excludes MSR and the effects of term financing, both of which   serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration   differences in duration between assets and liabilities.   6. Average economic cost of funds includes GAAP interest expense and the net interest component of   interest rate swaps.   Page 8   1. Current quarter calculated as size of Fed balance sheet as of April 15, 2020 divided by nominal GDP as   of December 31, 2019.   2. Weekly change in settled security holdings at the Federal Reserve. Excludes ~$260bn of Agency MBS   purchases that had already been purchased but will only settle in coming months.   3. Liquidity defined as repurchase agreements and central bank liquidity swaps as reported on the   Federal Reserve H4.1 report. Loans, also reported on the H4.1 report, include balances of lending   programs announced and operational.   Page 9   1. Represents actual net issuance in fixed-rate agency MBS for 2017-19, January estimate for 2020 (2020F),   and current estimate for 2020 (2020F Revised), which assumes the Federal Reserve will increase its   agency MBS portfolio by $650bn in 2020.   2. Tradeable UMBS (‘float”) defined as 30-year agency MBS securities (UMBS or Freddie Gold pools yet to   be converted) produced in 2018, 2019 and 2020 that are currently not held in CMOs or by the Federal   Reserve and do not classify as specified pools. Fed settlements represent the expected TBA settlement   amounts for May and June purchased as of April 23, 2020.   3. Libor OAS levels as shown in JP Morgan’s Research model.   Page 11   1. Assets represent Annaly’s investments that are on balance sheet, net of securitized debt of consolidated   VIEs, as well as investments that are off-balance sheet in which the Company has economic exposure.   Agency assets include TBA purchase contracts (market value) of $13.1bn and are shown net of   securitized debt of consolidated VIEs of $1.6bn. Residential Credit assets are shown net of securitized   debt of consolidated VIEs of $2.5bn. Commercial Real Estate assets include CMBX derivatives (market   value) of $463.5mm and are shown net of securitized debt of consolidated VIEs of $2.2bn.   2. Capital represents the capital allocation for each of the four investment strategies and is calculated as   the difference between each investment strategies’ assets and related financing. This calculation   includes TBA purchase contracts and excludes non-portfolio related activity and will vary from total   stockholders’ equity.   3. Represents the portfolio weighted average loan-to-value ratio and FICO score at loan origination for   the residential whole loan portfolio as of March 31, 2020.   4. Annaly does not actively purchase non-performing whole loans; however, purchased performing loans   can become delinquent.   5. Represents economic leverage for Residential Credit relative to average of Hybrid Peers as of December   31, 2019. Does not include structural leverage.   6. AMML also has a minority equity position, which represented 0.2% of the portfolio as of March 31,   2020.   7. Represents businesses deemed essential given critical infrastructure based on CDC guidelines.   Page 13   1. Assets represent Annaly’s investments that are on balance sheet, net of securitized debt of consolidated   VIEs, as well as investments that are off-balance sheet in which the Company has economic exposure.   Agency assets include TBA purchase contracts (market value) of $13.1bn and are shown net of   securitized debt of consolidated VIEs of $1.6bn. Residential Credit assets are shown net of securitized   debt of consolidated VIEs of $2.5bn. Commercial Real Estate assets include CMBX derivatives (market   value) of $463.5mm and are shown net of securitized debt of consolidated VIEs of $2.2bn.   2. Capital represents the capital allocation for each of the four investment strategies and is calculated as   the difference between each investment strategies’ assets and related financing. This calculation   includes TBA purchase contracts and excludes non-portfolio related activity and will vary from total   stockholders’ equity.   3. Sector rank compares Annaly dedicated capital in each of its four investment strategies as of March 31,   2020 (adjusted for P/B as of April 15, 2020) to the market capitalization of the companies in each   respective comparative sector as of April 15, 2020. The companies in each comparative sectors are   selected as follows: for Agency, Commercial Real Estate and Residential Credit sector ranking represent   Agency Peers, Commercial Peers and Hybrid Peers, respectively, within the BBREMTG Index as of   April 15, 2020 and for Middle Market Lending sector ranking is the S&P BDC Index as of April 15, 2020.   Page 14   1. Represents Agency's hedging profile and does not reflect Annaly's full hedging activity.   2. Represents Agency’s funding profile and does not reflect Annaly's full funding activity.   Page 15   1. Includes TBA purchase contracts and MSRs.   2. Includes TBA purchase contracts and fixed-rate pass-through certificates   3. Includes fixed-rate pass-through certificates only. “High Quality Spec” protection is defined as pools   backed by original loan balances of up to $125k, highest LTV pools (CR>125% LTV), geographic   concentrations (NY/PR). “Med Quality Spec” includes $200k loan balance, $175k loan balance, $150k   loan balance, high LTV (CQ 105-125% LTV), and 40-year pools. “40+ WALA” is defined as weighted   average loan age greater than 40 months and treated as seasoned collateral.   Page 16   1. Shown exclusive of securitized residential mortgage loans of a consolidated VIE and loans held by a   master servicer in an MSR silo that is consolidated by the Company.   32

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Endnotes (cont’d)   Page 17   1. Shown exclusive of securitized residential mortgage loans of a consolidated VIE and loans held by a   master servicer in an MSR silo that is consolidated by the Company.   2. Prime classification includes $75.4mm of Prime IO.   Page 18   1. Percentages are based on economic interest and exclude the effects of consolidated VIEs. The   Company’s limited and general partnership interests in a commercial loan investment fund are   included within mezzanine investments.   2. Levered returns for equity investments comprise a twelve-month distribution yield for JV investments   and core return for wholly-owned triple net lease properties.   3. The deals included are shown for illustrative purposes only and are not necessarily representative of all   transactions of a given type or of investments generally, or representative of the investment   opportunities that will be available in the future. LTVs are as-is based on initial funding.   Page 19   1. Includes $31.0mm of CECL reserves upon adoption of the new accounting standard during the quarter   ended March 31, 2020.   2. Pie charts exclude CMBX derivatives.   3. Reflects limited and general partnership interests in a commercial loan investment fund that is   accounted for under the equity method for GAAP.   4. Reflects joint venture interests in social impact loan investment funds that are accounted for under the   equity method for GAAP.   5. Includes mezzanine loans for which Annaly Commercial Real Estate is also the corresponding first   mortgage lender.   6. Other includes 45 states, none of which represents more than 5% of total portfolio economic interest.   The Company looked through to the collateral characteristics of securitizations and equity method   investments.   Page 20   1. Average Investment Size based on AMML principal balance outstanding as of March 31, 2020.   2. Represents leverage rather than economic leverage and includes non-recourse debt.   3. Does not include minority equity, which represented 0.2% of the portfolio as of March 31,   2020. Includes $43.7mm of CECL reserves upon adoption of the new accounting standard during the   quarter ended March 31, 2020.   Page 21   1. Includes $43.7mm of CECL reserves upon adoption of the new accounting standard during the quarter   ended March 31, 2020.   2. Does not include minority equity, which represented 0.2% of the portfolio as of March 31, 2020.   3. Based on Standard Industrial Classification industry categories. Other represents industries with less   than 5% exposure in the current portfolio.   4. Breakdown based on aggregate dollar amount of individual investments made within the respective   loan size categories. Multiple investment positions with a single obligor shown as one individual   investment.   Page 23   1. Net of dividends on preferred stock. The quarter ended September 30, 2019 excludes, and the quarter   ended June 30, 2019 includes, cumulative and undeclared dividends of $0.3mm on the Company's   Series I Preferred Stock as of June 30, 2019.   2. Net interest margin represents interest income less interest expense divided by average interest earning   assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income   (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the   net interest component of interest rate swaps divided by the sum of average interest earning assets plus   average TBA contract and CMBX balances.   Page 23 (cont’d)   3. Average yield on interest earning assets represents annualized interest income divided by average   interest earning assets. Average interest earning assets reflects the average amortized cost of our   investments during the period. Average yield on interest earning assets (excluding PAA) is calculated   using annualized interest income (excluding PAA).   4. Average GAAP cost of interest bearing liabilities represents annualized interest income divided by   average interest bearing liabilities. Average interest bearing liabilities reflects the average balances   during the period. Average economic cost of interest bearing liabilities represents annualized economic   interest expense divided by average interest bearing liabilities. Economic interest expense is comprised   of GAAP interest expense and the net interest component of interest rate swaps.   5. Debt consists of repurchase agreements, other secured financing, securitized debt and mortgages   payable. Certain credit facilities (included within other secured financing), securitized debt and   mortgages payable are non-recourse to the Company.   6. Computed as the sum of recourse debt, cost basis of TBA and CMBX derivatives outstanding and net   forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase   agreements and other secured financing (excluding certain non-recourse credit facilities). Securitized   debt, certain credit facilities (included within other secured financing) and mortgages payable are non-   recourse to the Company and are excluded from this measure.   7. Represents CRT securities, non-Agency mortgage-backed securities, residential mortgage loans,   commercial real estate debt investments and preferred equity investments, loans held for sale,   investments in commercial real estate and corporate debt, net of financing.   Page 25   1. Represents the cumulative reserves at March 31, 2020 before adjusting for $18.9mm of charge-offs   recognized during the quarter. Net of charge-offs the cumulative reserves as a % of the March 31, 2020   loan amortized cost balance was 3.58%.   2. Percentage of loan balance utilizes the loan portfolio’s amortized cost before reserves as of the   applicable date.   3. Excludes the $37.4mm reserve recorded on January 1, 2020 upon adoption of CECL, which is reported   as an opening adjustment to retained earnings.   4. In addition to the $37.4mm reserve on funded loans, the Company recorded $2.2mm of reserves on   unfunded commitments.   33

© Copyright 2020 Annaly Capital Management, Inc. All rights reserved.   Endnotes (cont’d)   Non-GAAP Reconciliations   Page 28   1. Includes $0.7mm loss provision on the Company’s unfunded loan commitments as of March 31, 2020   which is reported in Other income (loss) in the Company’s Consolidated Statement of Comprehensive   Income (Loss).   2. Amount includes depreciation and amortization expense related to equity method investments.   3. The Company excludes non-core (income) loss allocated to equity method investments, which   represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a   component of Other income (loss).   4. The quarter ended March 31, 2020 includes costs incurred in connection with securitizations of Agency   mortgage-backed securities and residential whole loans as well as costs incurred in connection with the   expected Internalization and costs incurred in connection with the CEO transition. The quarter ended   December 31, 2019 includes costs incurred in connection with securitizations of Agency mortgage-   backed securities and residential whole loans. The quarters ended September 30, 2019 and June 30,   2019 include costs incurred in connection with securitizations of residential whole loans. The quarter   ended March 31, 2019 includes costs incurred in connection with a securitization of commercial loans   and a securitization of residential whole loans.   5. TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on   other derivatives. CMBX coupon income totaled $1.2mm, $1.3mm, $1.5mm, $0.8mm and $1.1mm for   the quarters ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31,   2019, respectively.   6. MSR amortization represents the portion of changes in fair value that is attributable to the realization of   estimated cash flows on the Company’s MSR portfolio and is reported as a component of Net   unrealized gains (losses) on instruments measured at fair value.   7. The quarter ended September 30, 2019 excludes, and the quarter ended June 30, 2019 includes,   cumulative and undeclared dividends of $0.3mm on the Company's Series I Preferred Stock as of June   30, 2019.   8. Net of dividends on preferred stock.   Page 29   1. Average economic cost of interest bearing liabilities represents annualized economic interest expense   divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average   balances during the period. Economic interest expense is comprised of GAAP interest expense and the   net interest component of interest rate swaps.   2. TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on   other derivatives. CMBX coupon income totaled $1.2mm, $1.3mm, $1.5mm, $0.8mm, and $1.1mm for   the quarters ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31,   2019, respectively.   34